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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                August 16, 1999
                                                                ---------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       (As Servicer on behalf of CC MASTER CREDIT CARD TRUST II (FORMERLY
                    CHEVY CHASE MASTER CREDIT CARD TRUST II))


   Laws of the United States                  33-99334                        76-0039224
-------------------------------       ------------------------       ----------------------------
(State or other jurisdiction of       (Commission File Number)       (IRS Employer Identification
incorporation or organization)                                                 Number)
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201 North Walnut Street, Wilmington, Delaware                         19801
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(Address of principal executive offices)                            (Zip Code)


                   302/594-4117
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Registrant's telephone number, including area code


                                       N/A
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)



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Item 7.  Financial Statements and Exhibits

         (c) Exhibits.

             The following exhibits are filed as a part of this report:

             99.1  Monthly Certificateholders' Statement for Series 1995-A

             99.2  Monthly Statement to Certificateholders for Series 1995-A

             99.3  Monthly Certificateholders' Statement for Series 1995-C

             99.4  Monthly Statement to Certificateholders for Series 1995-C

             99.5  Monthly Certificateholders' Statement for Series 1996-A

             99.6  Monthly Statement to Certificateholders for Series 1996-A

             99.7  Monthly Certificateholders' Statement for Series 1996-C

             99.8  Monthly Statement to Certificateholders for Series 1996-C

             99.9  Monthly Certificateholders' Statement for Series 1998-A

             99.10 Monthly Statement to Certificateholders for Series 1998-A







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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             FIRST USA BANK, NATIONAL ASSOCIATION
                             As Servicer of the CC Master Credit Card Trust II
                             (formerly Chevy Chase Master Credit Card Trust II)


                             By: /s/ Tracie H. Klein
                                 -----------------------
                                 Name:  Tracie H. Klein
                                 Title: First Vice President





Date:  August 27, 1999
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                                  Exhibit Index

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

Exhibit No.                             Description                             Page
-----------                             -----------                             ----
99.1             Monthly Certificateholders' Statement for Series 1995-A

99.2             Monthly Statement to Certificateholders for Series 1995-A

99.3             Monthly Certificateholders' Statement for Series 1995-C

99.4             Monthly Statement to Certificateholders for Series 1995-C

99.5             Monthly Certificateholders' Statement for Series 1996-A

99.6             Monthly Statement to Certificateholders for Series 1996-A

99.7             Monthly Certificateholders' Statement for Series 1996-C

99.8             Monthly Statement to Certificateholders for Series 1996-C

99.9             Monthly Certificateholders' Statement for Series 1998-A

99.10            Monthly Statement to Certificateholders for Series 1998-A
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